Semiannual Report

June 30, 2000

Institutional Small-Cap Stock Fund

T. Rowe Price Invest with Confidence (registered trademark)


Dear Investor

This is the first report of the Institutional Small-Cap Stock Fund, and as such it covers only the three-month period between the fund's inception on March 31, 2000, and the end of the first half. The assets of the fund were transferred over from the former T. Rowe Price Small-Cap Stock Trust during the second quarter, and we would like to thank the large majority of trust shareholders who elected to have their investments transferred to the Institutional Small-Cap Stock Fund. The fund's investment strategy, objective, and portfolio manager are the same as those of the trust were; only the corporate structure has changed.

     In the future, Institutional Small-Cap Stock Fund investors will receive reports every six months, featuring portfolio information and manager commentary dated June 30 (semiannual) and December 31 (annual). The upcoming annual report will cover the first nine months of the fund's existence through December 31, 2000, but will focus on the second half of the year.


MARKET ENVIRONMENT

     Amid extreme volatility and another Federal Reserve rate hike in the second quarter of 2000, the Institutional Small-Cap Stock Fund advanced. Last year's high-flying sectors such as technology, biotechnology, and telecom fell sharply through late May (at one point the Nasdaq Composite suffered a 37% correction) before rallying again in June. With sector and style rotation coming fast and furiously, our balanced approach served shareholders well.

     Small-cap stocks corrected more sharply than large-caps during the second quarter, with high-priced growth stocks leading on the downside, but maintained the advantage year-to-date. Equally important for our shareholders, fundamentals such as earnings, cash flow, and financial viability once again became key determinants of stock market success. The Russell 2000 Value Index rose 1.95% in the quarter and a solid 5.85% in the first six months of the year. Small-cap stocks are the only market segment in which value stocks led growth stocks in the first half. The valuations of many small-cap stocks became too attractive for investors to ignore. The lack of profits at many Internet firms also became too glaring for the market to overlook, and the group remained generally out of favor for much of the period even as other sectors rebounded. In fact, while Internet stocks drove much of the Russell 2000!s performance in 1999, they were a liability in the second quarter (and in the first half).


     Performance Comparison
     ---------------------------------------------------------------------------

     Period Ended 6/30/00                                3 Months
     ---------------------------------------------------------------------------

     Institutional Small-Cap
     Stock Fund                                             2.60%

     Russell 2000 Index                                    -3.78

     Lipper Small-Cap
     Core Fund Index                                       -1.60

     Your fund's 2.60% gain in the three months ended June 30 was modest in absolute terms but shone in comparison with the losses suffered by both our benchmarks. As stock picking and fundamental analysis replaced the market's Internet casino mentality, the strength of T. Rowe Price's research gave us an edge. Our stable core of small-cap value stocks also held us in good stead as formerly red-hot growth stocks fizzled in the second quarter.


PORTFOLIO HIGHLIGHTS

     Since this is our first report under the fund's new organization, we thought it might be helpful to review some of our top holdings. The Institutional Small-Cap Stock Fund employs a stable blend of growth and value strategies, with an emphasis on value. We do not chase performance or investment fads, but remain true to our valuation disciplines and long-term orientation.

     Our top holding as of June 30 will not be in the portfolio for long. Tucson-based Burr-Brown, a maker of analog and mixed-signal processing chips that are critical in communications and other applications, agreed to be acquired by Texas Instruments for a hefty premium in late June. As small-cap managers, we often find that some of our best holdings end up being acquired by larger companies and, eventually, we have to let them go to stay within our objective.

     Littelfuse, our second-largest holding, is another technology stock that illustrates how our patience and value orientation often pay off in the long run. The Des Plaines, Illinois-based company makes fuses and other circuit-protection devices for a variety of industrial uses-many of them mundane. But investors have recently discovered the value of its products in the burgeoning field of communications networks, sparking the shares to a healthy gain.

     Sector Diversification
     ---------------------------------------------------------------------------

     Business Services and Transportation                                   23
     Capital Equipment, Process Industries, and Basic Materials              7
     Technology                                                             14
     Consumer Services, Cyclicals, and Education                            19
     Financial                                                              10
     Energy and Utilities                                                    8
     Consumer Nondurables                                                   15
     Reserves                                                                4

     Newport Beach, California-based Downey Financial is a well-run thrift with a high return on equity, lean expenses, and strong market share in California. The stock soared in the second quarter, but the valuation remains reasonable, and the company may be an attractive consolidation candidate.

     Keynote Systems, a recent purchase and our fourth-largest holding, provides Web site performance measurement services to more than 1,000 customers in the U.S. The company evaluates the quality of service a consumer receives from the Web site, which is valuable information for the managers of that site. Following a 75% drop in the stock, we started purchasing Keynote Systems. Though the company is small, it is growing more than 400% annually and expects to become profitable in 2001.

     Fifth-largest holding Technitrol-like Littelfuse-surged as Wall Street discovered its strong position in networking and telecom equipment components. We significantly reduced our position in the stock as it met our valuation target after nearly doubling in the second quarter. Inhale Therapeutic Systems is a promising biotech firm with a unique pulmonary drug delivery system that captured investors' fancy as they began to focus on its inhaleable diabetes drug currently under development with Pfizer.

     We recently added to our positions in the energy industry to take advantage of rising commodity prices and improving fundamentals. Two of our holdings include oil and gas exploration and production companies Barrett Resources and Noble Affiliates. Late in the second quarter we invested in Cross Timbers Oil, another exploration and production company with-despite its name-a focus on natural gas in Texas and Oklahoma. We purchased Cross Timbers at under six times cash flow, a sizable discount to its peers. Companies with exposure to natural gas are performing well due to positive long-term forecasts for supply-and-demand and gas prices.

     Of course, not all of our top holdings and new purchases worked well during the second quarter. Poor performers included iGate Capital, Progress Software, and Methode Electronics. iGate Capital, an operator and incubator of information technology and e-commerce software and services firms, announced a strategic reorganization during the quarter and also got caught in the downdraft of most Internet-related stocks. Progress Software makes applications that enable independent software developers to distribute products on the Internet. Methode Electronics, which had risen on enthusiasm about the initial public offering of its optical components division, declined in the second quarter as the IPO market deteriorated.


OUTLOOK

     The first half and second quarter of 2000 were accompanied by record market volatility and aggressive, seemingly hourly rotation into and out of hot sectors like technology, biotech, and telecom. Keith Mullins, the well-respected small-cap strategist at Salomon Smith Barney, recently wrote that year-to-date through late June, the Nasdaq Composite had posted 13 single-day moves of 5% or more. No wonder our antacid consumption reached record highs in recent months. However, volatility provides opportunity. As the market's enthusiasm for the latest hot sectors waxes and wanes rapidly, we find opportunities to nimbly acquire excellent companies at bargain prices.

     To illustrate the market's skittishness, consider the case of Keynote Systems, discussed in the portfolio highlights section, which measures customer satisfaction with Web sites. Keynote is a well-managed software company in a hot area (e-commerce). Studies show that if a Web surfer experiences even a minor delay in site performance, he'll move elsewhere quickly, taking his business with him. Investors bid Keynote up to a high of $177 early in March only to cut it down as low as $26.50 in April. We picked up shares in the $30s at that time, and by the end of the first half the stock traded at $65. Fickle investors give patient investors great opportunities, but the ride can be rough.


     Small-Cap Expectations

                  FUND
     "1984"            1.44
                       1.47
     '86               1.47
                       1.50
     '88               1.41
                       1.44
     '90               1.40
                       1.32
     '92               1.33
                       1.50
                       1.46
     6/94              1.50
                       1.51
                       1.39
                       1.41
     6/95              1.42
                       1.40
                       1.46
                       1.48
     6/96              1.48
                       1.49
                       1.53
                       1.48
     6/97              1.46
                       1.44
                       1.47
                       1.42
     6/98              1.41
                       1.39
                       1.39
                       1.28
     6/99              1.27
                       1.29
                       1.41
                       1.17
     6/00              1.14

     Despite the recent strong performance of small-cap shares, the valuations remain very attractive compared with large-caps, and we continue to see excellent long-term value in the sector. Positive earnings surprises could serve as a catalyst for the sector. After the past year of robust large-cap earnings growth, investors now expect large-cap earnings to continue growing at nearly the same rate as small-cap earnings-a historically unsustainable feat. Merrill Lynch's small-cap strategist recently published an interesting chart, reproduced here, that illustrates relative earnings expectations for large-caps versus small-caps. A rising line indicates investors expect great small-cap earnings. Conversely, a falling line indicates investors are expecting relatively stronger large-cap earnings. This chart shows that small-cap earnings growth expectations are at a record low compared with expectations for large-caps. Therefore, we have reason to believe that the likelihood of positive earnings surprises going forward is much greater with small-caps than with large companies.

     As the market comes back to fundamentals, we expect that our small-cap research team here at T. Rowe Price can continue to produce strong performance compared with our small-cap benchmarks. We believe our blend of growth and value strategies will continue to serve us well in the future. Thank you for your support.

     Respectfully submitted,

     Greg A. McCrickard
     President and Chairman of the Investment Advisory Committee

     July 27, 2000


Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings

                                                                  Percent of
                                                                  Net Assets
                                                                     6/30/00

Burr-Brown                                                               1.9%

Littelfuse                                                               1.7

Downey Financial                                                         1.5

Keynote Systems                                                          1.4

Technitrol                                                               1.4

Inhale Therapeutic Systems                                               1.4

Matthews International                                                   1.4

Cleco                                                                    1.3

Methode Electronics                                                      1.3

Mentor                                                                   1.2

Brown and Brown                                                          1.2

Progress Software                                                        1.2

A.O. Smith                                                               1.1

Chittenden                                                               1.1

Parkway Properties                                                       1.1

Southwest Bancorp                                                        1.1

Noble Affiliates                                                         1.1

SCP Pool                                                                 1.0

Arch Chemicals                                                           1.0

Barret Resources                                                         1.0

International Multifoods                                                 0.9

F.Y.I                                                                    0.9

U.S. Can                                                                 0.9

Emmis Broadcasting                                                       0.9

Harman International                                                     0.9
--------------------------------------------------------------------------------

Total                                                                   29.9%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Financial Highlights

T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)

                                                      For a share outstanding
                                                        throughout the period
                                                      -----------------------

                                                                     3/31/00
                                                                     Through
                                                                     6/30/00

  NET ASSET VALUE

  Beginning of period                                              $   10.00

  Investment activities
       Net investment income (loss)                                       -*
       Net realized and
       unrealized gain (loss)                                           0.26

       Total from
       investment activities                                            0.26

  NET ASSET VALUE
  End of period                                                    $   10.26
                                                                   ---------

  Ratios/Supplemental Data

  Total return (diamond)                                               2.60%*

  Ratio of total expenses to
  average net assets                                                   0.75%*'

  Ratio of net investment
  income (loss) to average
  net assets                                                           1.01%*'

  Portfolio turnover rate                                              19.5%'

  Net assets, end of period (in thousands)                         $   74,741

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.
        * Excludes expenses in excess of a 0.75% voluntary expense limitation in effect through 12/31/01.
'        Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

Institutional Small-Cap Stock Fund
June 30, 2000 (Unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  96.2%

FINANCIAL  10.2%

Bank and Trust  6.2%

Charter One Financial                                    10,573   $      243

Chittenden                                               34,900          853

Citizens Banking                                         23,100          375

Downey Financial                                         37,700        1,093

First Bell Bancorp                                        3,900           59

First Mariner Bancorp                                       600            3

First Security                                            6,600           90

Frankfort First Bancorp                                   2,900           36

Glacier Bancorp                                          20,323          266

Marshall & IIsley                                         1,100           46

Southwest Bancorporation *                               38,600          803

Summit Bancorp                                            8,400          207

WestAmerica                                              20,100          526

                                                                       4,600

Insurance  3.5%

Brown and Brown                                          17,400          905

Harleysville Group                                        8,400          139

London Pacific Group ADR                                 25,600          333

Medical Assurance                                        23,900          269

PartnerRe Holdings                                       18,700          663

Selective Insurance                                       6,000          113

W. R. Berkley                                            11,500          215

                                                                       2,637

Financial Services  0.5%

Delta Financial *                                        11,300           19

Financial Federal *                                      13,600          236

ITLA Capital *                                            8,200          115

                                                                         370

Total Financial                                                        7,607


UTILITIES  2.5%

Electric Utilities  1.4%

Cleco                                                    29,500          988

Unisource Energy                                          3,900           59

                                                                       1,047

Telephone  0.9%

Rural Cellular (Class A) *                                4,400          337

Western Wireless *                                        6,000          327

                                                                         664

Water Utilities  0.2%

United Water Resources                                    4,100   $      143

                                                                         143

Total Utilities                                                        1,854


CONSUMER NONDURABLES  15.3%

Food Processing  1.5%

American Italian Pasta *                                 13,000          269

International Multifoods                                 40,800          706

Seneca Foods (Class A) *                                  6,800           79

Seneca Foods (Class B) *                                  2,900           35

                                                                       1,089

Hospital Supplies/Hospital Management  4.3%

Airgas *                                                 24,900          142

Cephalon *                                                6,900          419

Lincare *                                                21,300          524

Mentor                                                   34,100          926

Molecular Devices *                                       5,900          408

Quorum Health Group *                                     5,800           60

Renal Care Group *                                       22,300          546

Steris *                                                 20,400          181

                                                                       3,206

Pharmaceuticals  1.7%

Aurora Biosciences *                                      6,200          421

Boron Lepore & Associates *                               4,200           39

Imclone Systems *                                         1,200           92

Immunomedics *                                            1,100           27

Incyte Genomics *                                         2,400          197

Noven Pharmaceuticals *                                   3,900          117

NPS Pharmaceuticals *                                     7,600          204

Triangle Pharmaceuticals *                               21,300          196

                                                                       1,293

Biotechnology  3.6%

Abegenix *                                                1,600          192

Alkermes *                                                8,500          400

Anesta *                                                  7,200          179

COR Therapeutics *                                        4,400          375

Cubist Pharmaceuticals *                                  2,700          133

Gilead Sciences *                                         1,100           78

Inhale Therapeutic Systems *                             10,200        1,035

Neurocrine Biosciences *                                  4,100          145

Serologicals *                                           15,800           80

Viropharma *                                              2,900           46

                                                                       2,663

Health Care Services  0.8%

AmeriPath *                                              17,700   $      155

Orthodontic Centers of America *                         11,600          263

Packard BioScience*                                      10,500          178

                                                                         596

Miscellaneous Consumer Products  3.2%

Cone Mills *                                             29,000          179

Culp                                                     10,400           53

Dan River *                                              38,100          181

Polymer Group                                            12,300          114

Quicksilver *                                            10,300          160

Reebok *                                                 11,200          178

Sola *                                                   39,100          191

Stride Rite                                              34,900          214

Unifi *                                                  22,600          280

U.S. Can *                                               40,100          697

WestPoint Stevens                                        13,600          151

                                                                       2,398

Cosmetics  0.2%

Chattem *                                                13,300          182

                                                                         182

Total Consumer Nondurables                                            11,427


CONSUMER SERVICES  8.8%

Restaurants  1.7%

Applebee's                                                5,700          173

Buca *                                                   31,000          484

PJ America *                                             11,000          109

Ruby Tuesday                                             24,700          310

Uno Restaurant                                           15,500          166

                                                                       1,242

General Merchandisers  2.1%

Bon-Ton Stores *                                         20,100           46

Casey's General Stores                                   64,400          670

Columbia Sportswear *                                    15,500          416

Neiman Marcus Group *                                    15,700          474

                                                                       1,606

Specialty Merchandisers  1.5%

CompuCom Systems *                                       49,000           82

O'Charley's *                                            30,500          414

PurchasePro.com *                                         6,500          267

Urban Outfitters *                                       17,100          151

Wild Oats Markets *                                      13,600          170

                                                                       1,084

Entertainment and Leisure  1.0%

Houghton Mifflin                                          2,500   $      117

Papa John's *                                            15,500          380

Sonic *                                                   8,100          238

                                                                         735

Media and Communications  2.5%

American Tower Systems
  (Class A) *                                             2,400          100

Classic Communications *                                 11,300          102

Emmis Broadcasting (Class A) *                           16,800          696

Pegasus Communications *                                  6,900          338

Sinclair Broadcast Group
  (Class A) *                                            34,500          378

Young Broadcasting (Class A) *                           10,100          259

                                                                       1,873

Total Consumer Services                                                6,540


CONSUMER CYCLICALS  10.0%

Automobiles and Related  3.2%

A.O. Smith (Class B)                                     41,000          859

Keystone Automotive *                                    10,100           70

Littelfuse *                                             26,300        1,300

Strattec Security *                                       5,400          178

                                                                       2,407

Building and Real Estate  5.0%

Apartment Investment &

Management, REIT                                          5,800          251

Arden Realty, REIT                                       19,500          458

EastGroup Properties, REIT                               28,800          607

First Washington Realty
  Trust, REIT                                            12,800          283

Glenborough Realty Trust, REIT                           18,700          326

JP Realty, REIT                                          20,000          356

Parkway Properties, REIT                                  6,500          808

Reckson Associates Realty
  (Class B), REIT                                         8,884          226

Woodhead Industries                                      23,300          425

                                                                       3,740

Miscellaneous Consumer Durables  1.8%

CompX                                                    12,300          250

Harman International                                     11,200          683

Intranet Solutions *                                      9,900          380

                                                                       1,313

Total Consumer Cyclicals                                               7,460


TECHNOLOGY  13.9%

Electronic Components  6.9%

American Superconductor *                                 6,500   $      313

Analogic                                                 16,300          646

Benchmark Electronics *                                  16,700          611

Burr-Brown *                                             16,100        1,396

Exar *                                                    5,850          511

Manufacturers Services Limited *                          8,300          171

Methode Electronics (Class A)                            25,000          966

QuickLogic *                                              6,900          155

SIPEX *                                                  13,700          380

                                                                       5,149

Electronic Systems  1.5%

Applied Micro Circuits *                                  2,400          237

Armor Holdings *                                         38,400          499

Lifeline Systems *                                       11,100          155

Lo-Jack *                                                27,900          195

                                                                       1,086

Telecommunications  1.7%

Aether Systems *                                            500          102

Airgate PCS *                                             3,100          163

Airnet Commerce *                                         1,000           26

Avant *                                                  10,600          198

Ditech Communications *                                   4,600          436

Vyyo *                                                    3,800          103

West TeleServices *                                       9,000          228

                                                                       1,256

Aerospace and Defense  0.8%

DONCASTERS ADR *                                          3,900           42

Harsco                                                   15,900          406

Woodward Governor                                         6,200          173

                                                                         621

Information Processing  1.3%

Cybersource *                                             3,300           46

F.Y.I. *                                                 21,000          706

Source Information Management *                          16,800          255

                                                                       1,007

Specialized Computer  0.3%

Virata *                                                  3,600          215

                                                                         215

Office Automation  1.4%

Technitrol                                               10,900        1,056

                                                                       1,056

Total Technology                                                      10,390


CAPITAL EQUIPMENT  1.3%

Electrical Equipment  0.8%

hi/fn *                                                   7,900   $      351

LSI Industries                                           17,700          269

                                                                         620

Machinery  0.5%

Kennametal                                               11,600          248

NN                                                       13,600          138

                                                                         386

Total Capital Equipment                                                1,006


BUSINESS SERVICES AND TRANSPORTATION  22.6%

Computer Service and Software  8.7%

724 Solutions *                                             500           22

Actuate *                                                 3,700          197

Analysts International                                   22,600          209

BISYS Group *                                             6,000          371

Cambridge Technology Partners *                          11,600          101

Concord Communications *                                  7,000          287

Digital Impact *                                          6,700           94

Electronic Arts *                                         2,000          146

Great Plains Software *                                   4,900           96

iGate Capital*                                           15,500          214

Interact Commerce *                                       8,300           98

Jack Henry & Associates                                   1,900           95

Keynote Systems *                                        15,500        1,081

Loislaw *                                                 3,200           27

net.Genesis*                                              9,700          175

NetIQ *                                                   7,700          459

Netsolve *                                                2,100           55

Peerless Systems *                                       15,400           29

Progress Software *                                      47,800          875

PSINet *                                                 14,700          369

Quest Software *                                          2,300          128

Sonicwall *                                                 700           62

SPSS *                                                   10,100          293

SunGard Data Systems *                                    1,400           43

Synopsys *                                                  400           14

USInternetworking *                                       9,100          186

Verity *                                                  3,300          125

Websense*                                                 2,400           60

WebTrends *                                              10,400          401

Zebra Technologies (Class A) *                            4,100          181

                                                                       6,493

Distribution Services  3.2%

MSC *                                                    15,900   $      333

Performance Food Group *                                  6,100          195

Primesource                                               8,400           43

SCP Pool *                                               32,300          755

SunSource *                                               8,100           41

United Stationers *                                      19,500          632

Watsco (Class A)                                         29,050          363

                                                                       2,362

Environmental  0.6%

CUNO *                                                   14,700          340

IT Group *                                               19,200           94

Waterlink *                                               4,300           11

                                                                         445

Transportation Services  2.5%

C.H. Robinson Worldwide                                  11,400          564

Comfort Systems USA *                                    30,100          120

EGL *                                                    12,950          398

Expeditors International
  of Washington                                          11,700          553

Frozen Food Express                                         800            2

Heartland Express *                                       3,200           53

Hub Group (Class A) *                                     3,800           57

International Shipholding                                 5,500           48

Seacor Smit *                                             2,100           81

                                                                       1,876

Miscellaneous Business Services  7.1%

AnswerThink *                                            10,300          170

Consolidated Graphics *                                   6,800           64

Electro Rent *                                           22,900          272

G&K Services                                             10,700          268

Herman Miller                                             5,900          152

Insituform Technologies
  (Class A) *                                            24,500          670

Iron Mountain *                                          19,100          649

Ivex Packaging *                                         32,900          366

kforce.com *                                             15,600          108

Maximus *                                                27,500          608

McGrath RentCorp                                          7,900          132

MPW Industrial Services Group *                          22,300          171

New England Business Service                             33,800          549

Strayer Education                                        16,900          404

Tetra Tech *                                             27,400          628

Visual Networks *                                         3,600          103

                                                                       5,314

Airlines  0.5%

Midwest Express Holdings *                               18,000   $      387

                                                                         387

Total Business Services and Transportation                            16,877


ENERGY  6.0%

Energy Services  1.2%

Cooper Cameron *                                          3,600          238

Grant Prideco *                                           5,400          135

Smith International *                                     3,900          284

Weatherford International *                               5,400          215

                                                                         872

Exploration and Production  4.8%

Barrett Resources *                                      23,500          715

Chieftain International *                                23,300          444

Cross Timbers Oil                                        19,400          429

Forest Oil *                                             26,100          416

Key Energy *                                             42,600          410

National Oilwell *                                       12,900          424

Noble Affiliates                                         21,300          794

                                                                       3,632

Total Energy                                                           4,504


PROCESS INDUSTRIES  3.1%

Specialty Chemicals  0.3%

A. Schulman                                               7,800           94

Hauser *                                                  3,475            6

MacDermid                                                 3,900           91

                                                                         191

Paper and Paper Products  0.4%

Buckeye Technologies *                                   10,700          235

Smurfit-Stone Container *                                 7,700           99

                                                                         334

Building and Construction  1.0%

Layne Christensen *                                      14,000           65

Simpson Manufacturing *                                   5,400          258

Trex *                                                    2,500          125

U.S. Aggregates                                          14,900          270

                                                                         718

Diversified Chemicals  1.4%

Arch Chemicals                                           33,100          724

Cabot Microelectronics *                                  7,600          349

                                                                       1,073

Total Process Industries                                               2,316


BASIC MATERIALS  2.3%

Metals  1.9%

Gibraltar Steel                                           7,700   $      110

Material Sciences *                                      28,100          281

Matthews International (Class A)                         35,200        1,025

                                                                       1,416

Mining  0.4%

Battle Mountain Gold *                                   86,200          189

Lihir Gold (EUR) *                                      324,000          128

                                                                         317

Total Basic Materials                                                  1,733


EDUCATION  0.2%

Education  0.2%

ITT Educational Service *                                 7,700          135

Total Education                                                          135

Total Common Stocks (Cost $65,059)                                    71,849


SHORT-TERM INVESTMENTS  4.0%

Money Market Funds  4.0%

Reserve Investment Fund
  6.68% #                                             3,008,792        3,009

Total Short-Term Investments
(Cost $3,009)                                                          3,009

Total Investments in Securities

100.2% of Net Assets (Cost $68,068)                               $   74,858

Other Assets Less Liabilities                                           (117)

NET ASSETS                                                        $   74,741
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $       21

Accumulated net realized gain/loss -
net of distributions                                                     (91)

Net unrealized gain (loss)                                             6,790

Paid-in-capital applicable to 7,288,284
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of
Corporation authorized                                                68,021

NET ASSETS                                                        $   74,741
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.26
                                                                  ----------

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
 EUR  Euro


Statement of Operations

Institutional Small-Cap Stock Fund
(Unaudited)
In thousands

                                                                     3/31/00
                                                                     Through
                                                                     6/30/00

Investment Income (Loss)

Income
  Dividend                                                         $      30
  Interest                                                                 6

  Total income                                                            36

Expenses
  Custody and accounting                                                  22
  Prospectus and shareholder reports                                       2
  Legal and audit                                                          2
  Directors                                                                1
  Reimbursed by manager                                                  (12)

  Total expenses                                                          15

Net investment income (loss)                                              21

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                   (91)
Change in net unrealized gain or loss on securities                    2,137

Net realized and unrealized gain (loss)                                2,046

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $    2,067
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

Institutional Small-Cap Stock Fund
(Unaudited)
In thousands

                                                                     3/31/00
                                                                     Through
                                                                     6/30/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                                     $      21
  Net realized gain (loss)                                               (91)
  Change in net unrealized
  gain or loss                                                         2,137

  Increase (decrease) in net
  assets from operations                                               2,067

Capital share transactions *
  Shares sold                                                         72,674

Net Assets

Increase (decrease) during period                                     74,741
Beginning of period                                                     --

End of period                                                     $   74,741
                                                                  ----------

*Share information
  Shares sold                                                          7,288

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

Institutional Small-Cap Stock Fund
June 30, 2000 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $64,472,000 and $938,000, respectively, for the period ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $68,068,000. Net unrealized gain aggregated $6,790,000 at period-end, of which $14,956,000 related to appreciated investments and $8,166,000 to depreciated investments.


NOTE 4 - ACQUISITION OF ASSETS

     On June 22, 2000, the fund acquired substantially all of the assets of the
     T. Rowe Price Small-Cap Stock Trust (the trust) in a tax-free exchange for 7,088,284 shares of the fund. The value of trust assets at that date was $70,670,196, which included $4,652,526 of unrealized appreciation. Net assets of the trust were combined with those of the fund, resulting in aggregate net assets of $72,664,837. All fund shares acquired in the exchange were subsequently distributed to the outstanding unit-holders of the trust, and the trust was terminated.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee, computed daily and paid monthly, is equal to 0.65% of average daily net assets.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.75%. Thereafter, through December 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.75%. Pursuant to this agreement, $12,000 of management fees were not accrued by the fund for the period ended June 30, 2000 and $12,000 of other expenses were borne by the manager.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $16,000 for the period ended June 30, 2000, of which $5,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the period ended June 30, 2000, totaled $5,000 and are reflected as interest income in the accompanying Statement of Operations.